Exhibit 10.20

“Jiequhua” Business Cooperation Agreement

Serial number:

Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd.

Legal Representative / Person in Charge: LI Zhiyuan

Address: 17th Floor, Building B, China Electronics Plaza, No.3 Danleng Street, Haidian District, Beijing, China

Contact Person: PANG Peitao

Telephone: ******************

Party B: Anquying (Shanghai) Investment Consulting Co., Ltd.

Legal Representative/person in charge: Zhou Jing

Address: 2nd Floor, East Wing, Pacific Century Place, No.2A Gong Ti Bei Lu, Chaoyang District, Beijing, China

Contact Person: REN Ran

Telephone: ******************

Party C: Ganzhou Jimu Micro Finance Co., Ltd.

Legal Representative / Person-in-Charge: CHEN Bingqing

Address: Room 502, Building B4, Ganzhou International Enterprise Center, Ganzhou Development Zone, Ganzhou City, Jiangxi Province, China

Contact Person: LIN Yan

Telephone: ******************

Party A is an internet platform that engages in tourism information search and trade service in accordance with law. Party B is a company specialized in risk control technology services, and has the ability to provide the consumers with loan matching technology services under this Agreement. Party C legally holds the License for Online Micro Finance Service and is a new type of online micro finance company that mainly provides micro credit and other services to customers, especially micro credit aimed at boosting the business development of small and micro customers, and has rich experience in offering loans. For the purpose of promoting deeper cooperation among themselves, the parties hereto, on the basis of free will, equality and good faith, reach the following agreement through friendly negotiation.

1.                                      Definition

1.1                               “Jiequhua”: It is a product in the form of an internet platform developed by Party A. It is intended to supply technical services to facilitate the formation of legal lender-borrower relationship between users of Party A’s platform and the lenders recommended by Party B.

1.2                               Applicant: refers to Party A’s users who request Party B to provide loan matching services.

1.3                               Lender: refers to a third party who cooperates with Party B and is capable of providing loan services to the Applicants, including but not limited to banks, consumer finance companies and other lending institutions that meet the legal requirements and regulatory requirements. Party C hereunder and other lending institutions recommended by Party B are also included, and all terms and conditions herein concerning lenders shall also apply to Party C.

1.4                               Borrower: refers to Applicant who concludes the Loan Contract with the Lender.

1.5                               Loan Contract: refers to the loan contract and other related documents signed by and between the Lender and the Borrower.

1.6                               Jiequhua: refers to the process in which the Borrower applies for a loan via the “Jiequhua” portal on Party A’s platform and such application is approved and cleared by the Lender and Party B.

1.7                               Loan Maximum Amount: refers to the maximum amount of loan that is granted by Party B to the Borrower and can be used by the Borrower on a revolving basis via “Jiequhua”;

1.8                               Bookkeeping Day: refers to the day when the loan (the amount of which shall be subject to the maximum amount set for “Jiequhua”) that the Borrower applies for is made available to the Borrower.

1.9                               Repayment upon Maturity: refers to repayment of the loan by the Borrower in accordance with the Loan Contract prior to the repayment date agreed on by and between the Borrower and Party B.

1.10                        Maturity and Repayment Date: refers to the latest date on which the Borrower repays each installment of loan in accordance with the Contract.

1.11                        Loan Principal: refers to the amount of each loan that the Borrower applies for and receives through “Jiequhua”.

1.12                        Loan Service Fee: refers to the extra amounts of money that the Borrower shall pay at the rate calculated according to the installment service fee rate set by Party B and the Lender, in the event that the Borrower opts to repay the loan that it applies for in installments. The Borrower shall pay the installment service fee upon loan repayment.

2.                                      Content of Cooperation

2.1                               Party A shall develop the Internet product known as “Jiequhua”, to facilitate the formation of lender-borrower relation between Party A’s users and the Lender recommended by Party B. Party B shall use its technical expertise in connection with risk identification and risk pricing to provide loan matchmaking service for Party A’s users through the “Jiequhua” product on Party A’s platform.

2.2                               The parties hereto shall cooperate with other and adopt technical means to perform pre-lending, intra-lending and post-lending operations for Party A’s users, and carry out data exchange via the interface. Party A shall provide the users’ loan requests and relevant detailed information, and Party B shall inform Party A of the results of risk assessment and loan feedback. Party C, as one of the Lenders, shall carry out an independent evaluation of the Borrower’s risks on the basis of the risk assessment results provided by Party B, provide the Borrower with the loan service, and bear the corresponding loan risks.

2.3                               The functions of the “Jiequhua” product include but are not limited to the following: to provide the Borrower with the loan portal on Party A’s platform; to cooperate with Party A’s system to complete the review and approval of credit granting and loan application procedures online; to provide the repayment service for the Borrower at the repayment portal, and calculate the repayment plan in accordance with the installment service fee rate in the agreement concluded by and between the Lender and the Borrower.

2.4                               Each party hereto shall use the information sent via the interface of the other parties as the basis for their business response and processing. Party A is responsible for receiving the Borrower’s loan requests, sending the Borrower’s loan request to Party B, verifying and demonstrating the Borrower’s repayment plan, repayment service, and the restoration of the borrowing limit of the Borrower’s account, etc., and providing the standardized interface documents to help Party B to develop the docking interface in accordance with relevant agreement. Party B may choose to engage Party A to provide it with real-time notification service in connection with changes in the Borrower’s loan/repayment/repayment plan. If Party B delays or misses any content of the notices sent by Party A, or inaccurately calculates the User’s Loan Maximum Amount, Party B shall bear all the responsibilities.

3.                                      Service Fee

The parties hereto agree that in the cooperation hereunder, Party B shall pay the following technical service (☐ indicates that such service is not used;  indicates that the service is used) fees to Party A. The statistical data involved in the fees shall be subject to the statistical results provided by the platform of Party A.

3.1                               Technical service application fee. Party B obtains the relevant data provided by the Applicant through the interface provided by Party A, and Party B shall pay the technical service fee to Party A. The rate of such technical service fee shall be determined by the two parties in a separate agreement.

3.2                               Repayment technical service fee. The Borrower shall repay the loan to Party B through the interface provided by Party A. Party B shall pay the repayment technical service fee to Party A. Rate of the technical service fee is as follows:

Types of Borrowers’ bank card	Fee rate
Debit card

*** % × total repayment amount

(The total amount of repayment shall be the total amount paid by the Borrower, including but not limited to the principal + interest + penalty interest + early repayment interest)

3.3                               Borrowing technical service fee.

Party B shall pay the borrowing technical service fee to Party A on the basis of the daily loan balance. Starting from April 1, 2017, Party B shall pay Party A the borrowing technical service fee to Party A at the rate of *** % of the daily loan balance. The loan balance on the first day of when the loan goes online shall be the amount of loan offered on that day; loan balance for the subsequent days: loan balance on the previous day + amount of loan offered on the current day — amount of principal repaid on the day — the increase in the value of bad assets. In the formula, the amount of bad assets refers to the amount of assets that borrowings on such assets has become overdue for more than 90 days, or amount of assets that are jointly identified by Party A and Party B as difficult to realize.

4.                                      Settlement

4.1                               In terms of the offer of loan, the loan shall be offered by the Lender to a Borrower who meets the requirements, and the loan funds shall be transferred directly to the bank account designated by the Borrower.

4.2                               The Borrower must made repayments under the “Jiequhua” plan via Party A’s platform. After a repayment is made successfully, Party A will notify Party B of information on the repayment via the interface of the platform. Party A shall ensure that the repayment information is submitted to Party B on a real-time basis, and the full amount of the repayment made by the Borrower shall be cashed to the bank account designated by Party B within one working day after the Borrower makes the repayment.

4.3                               The technical service fees under this Agreement shall be paid by Party B to Party A on a monthly basis.

Party A and Party B shall reconcile accounts of the technical service fees paid to Party A by Party B within the first five working days of each month, and the data required for such account reconciliation shall be subject to the data in Party A’s system, unless Party B can provide contrary evidence proving that data in Party A’s system are incorrect. After the two parties reconcile and confirm the accounts by way of emails sent and received through the email addressed below, Party A shall, within ten (10) working days after the completion of the account reconciliation, issue Party B with a special value-added tax (VAT) invoice. The amount of service fee specified by the invoice shall be identical with the actual amount of the service fee. Party B shall pay the corresponding amount of service fee to Party A’s designated collection account within five (5) working days (to be postponed in case of public holidays) after the date when Party B receives the VAT invoice that conforms to the requirements.  If Party B fails to make any of the payments hereunder according to the agreed timetable, Party B shall pay to Party A a penalty fine for breach of agreement at the rate of ***% of the overdue payment per day.

The email addresses of the parties to be used for account reconciliation are as follows: qiaoli.li@pintec.com

Contact Person of Party A: ZHAO Meng

Email Address: ******************

LI Xinyu

Email Address: ******************

Contract Person of Party B: LI Qiaoli

Email Address: ******************

4.4                               If the Borrower applies for a loan on the platform of Party A and obtains the consent of Party B, Party A will restore the “Jiequhua” Loan Maximum Amount of the Borrower according to the amount of the repayment by the Borrower.

4.5                               The bank account information specified by Party A and Party B under this Agreement is as follows: information of Party A’s Designated Account

4.5.1                     Details of the bank account used to make repayments is as follows:

Name of Bank: Beijing Tsinghuayuan Sub-branch of China Merchants Bank

Name of Bank Account: Beijing Jiaxin Haoyuan Information Technology Co., Ltd.

Bank Account: ***********

4.5.2                     Details of the bank account receiving the technical service fee are as follows:

Name of Bank: Tianjin Xingang Branch of China Merchants Bank

Name of Bank Account: Tianjin Quna Internet Finance Information Technology Co., Ltd.

Bank Account: ***********

Details of Party B’s Designated Bank Account

Name of Opening Bank: Beijing Meiticun Sub-branch of China Minsheng Bank

Name of Bank Account Holder: Anquying (Shanghai) Investment Consulting Co., Ltd.

Bank Account: ***********

5.                                      Representations and Warrants

5.1                               Party A shall guarantee the stability of the services that it provides through its system service, and shall timely notify Party B in the event the system is to be upgraded, debugged or maintained as may be necessary.

5.2                               The trademarks, logos, enterprise names, and relevant designs and combinations thereof as are provided by Party A to Party B and the Lender shall be used by Party B and the Lender exclusively for the purposes specified in this Agreement. Aside from the scope authorized in writing by this Agreement, Party B and the Lender shall not use Party A’s trademarks, logos, enterprise names or relevant designs and combinations thereof in any way whatsoever.

5.3                               Party A shall require the Borrower to confirm, via Party A’s platform, its consent to a statement that meet the requirements of Party B; according to the statement, the Borrower shall authorize Party B to obtain, call and use relevant information of the Borrower to achieve the purpose of this contract.

5.4                               Party B shall ensure that Party B and the Lender are fully compliant in terms of their qualification, and their provision of services hereunder conforms to all legal and regulatory requirements. If Party B and the Lender violates the preceding sentence and consequently Party A or the Borrower sustains any loss or damage, Party B shall be held liable for any and all such losses and damages.

5.5                               Party B undertakes to assume joint and several liabilities for the losses and damages that the Lender may cause to Party A and Party A’s users.

5.6                               If Party B introduces any lender other than Party C, Party B shall undertake that the additional Lender will abide by all the obligations of the Lender and Party C under this Agreement, otherwise Party B shall bear the corresponding liabilities for breach of contract.

5.7                               The trademarks, logos, enterprise names or relevant designs provided to Party A by Party B and the combinations thereof can only be used by Party A for the purposes specified in this Agreement. Aside from the scope authorized in writing by this Agreement, Party B does not authorize Party A to use such trademarks, logos, enterprise names or relevant designs and combinations thereof in any way whatsoever.

5.8                               Party B shall ensure the stability of the interface service it provides, and shall notify Party A in advance before any upgrade or outage maintenance of the system, and proceed with such upgrade or maintenance after receiving Party A’s confirmation.

5.9                               Party B shall have the obligation to provide Party A with a sample of the Loan Contract signed by and between the Lender and the Borrower, as is shown in the Appendix hereto. Party B shall require the Lender to remind the Applicant of such key terms and conditions in the Loan Contract as those concerning fee rates, liquidated damages, exemption or limitation of liabilities, etc. If Lender cannot recover the loan due to the content or effectiveness of the Loan Contract, which does not involve any intentional or negligent act or omission on the part of Party A, Party A shall not be held liable in any manner whatsoever.

5.10                        After the Lender and the Applicant conclude the Loan Contract, they may not negotiate with the Borrower to modify the Loan Contract without the consent of Party A. Where it is necessary for Party B to modify the “Jiequhua” product in any way whatsoever, it must obtain the prior consent of Party A.

5.11                        Party B shall ensure that the fund loaned by the actual Lender to the Borrower is obtained through legal means.

5.12                        Party B ensures that without the permission of Party A’s users, Party B and the Lender will not engage in any marketing and promotion targeting Party A’s users.

6.                                      Rights and Obligations of Parties Hereto

6.1                               Rights and Obligations of Party A

6.1.1                     Party A shall keep confidential the information of Party B (including but not limited to customer information, risk-control models, credit extension results, loan repayment by users, overdue repayment information, etc.), and shall not disclose such information to any third party.

6.1.2                     Party A shall complete the development of the interface between Party A’s system and Party B’s system.

6.1.3                     Party A has the right to adjust the scale (including but not limited to the number of the Applicants, amount of loans, etc) of its business cooperation with Party B or terminate such cooperation, provided that it shall notify Party B in writing fifteen(15) working days prior to such adjustment.

6.1.4                     Party A shall be responsible for the security of the users’ information. During the cooperation hereunder, if the Applicant obtains a loan without actually issuing a loan application due to such third-party fraud, including situations where the Applicant’s account is stolen, hacked or affected by any computer virus, all of which are attributable to Party A, Party A shall indemnify Party B against any and all losses that it may sustain as a result.

6.2                               Rights and Obligations of Party B

6.2.1                     Party B shall be responsible for keeping confidential all the information of Party A and the Borrower.

6.2.2                     Party B shall cooperate with Party A in developing the interface linking Party A’s system and Party B’s system.

6.2.3                     In handling the lending-related disputes between itself and the Borrower, Party B shall have the right to require Party A’s assistance in accessing records in Party A’s system relating to the borrowing transactions of the Borrower, provided, however, Party A shall not be held liable for the Borrower’s breach of contract in any way whatsoever.

6.2.4                     Party B shall provide Party A with the interface software and relevant data as may be necessary for data transmission between both parties.

6.2.5                     Party B shall assist the Party A in the updating, maintenance and management of Party A’s system so as to ensure the usability of Party B’s system.

6.2.6                     Party B may adjust the admission rules of the Applicant after reaching a consensus with Party A through consultation on the basis of the state of business operation and in accordance with the requirements of risk control.

6.2.7                     Party B shall have the right to adjust the maximum amount, amount, interest rate and other elements of the Borrower’s “Jiequhua” product on the basis of the actual need of the Borrower to apply for loans, provided, that it shall timely notify Party A and obtain the consent of Party A prior to such adjustment. Nonetheless, no element of any “Jiequhua” product that the Borrower has applied for may be adjusted within the term of the corresponding agreement on such product; otherwise, Party B shall bear any and all the losses caused thereby.

6.2.8                     Party B undertakes that the personal information and credit data of the Applicant and the Borrower that Party B may come into through the cooperation hereunder shall be used exclusively for the purposes specified this Agreement, and Party B and Party B’s staff members may not provide any of such information or data to any third party or use such information or data for any purpose other than those specified under this Agreement. Upon the termination of its agreement with the Borrower, Party B shall promptly delete the aforesaid information.

6.3                               Rights and Obligations of Party C

6.3.1                     Party C shall have complete rights and legal qualification to sign and perform this Agreement, and Party C shall ensure that the loan issued under this Agreement is in compliance with all applicable laws and regulations.

6.3.2                     Party C has the right to independently review the Borrower’s credit standing, loan application and matters, and sign the Loan Contract with the approved Borrower; the Loan Contract shall specify such loan factors such as the amount, interest rate, time limit, penalty interest, etc., and establish the lender-borrower relationship between the two parties.

6.3.3                     Party C shall have the right to collect from the Borrower the principal and the interest and penalty interest (if any) on the loan hereunder in accordance with the Loan Contract.

6.3.4                     Party C, as one of the Lenders under this Agreement, has the ability to independently analyze the loan risks, the ability to manage non-performing loans and fund liquidity, and can independently bear the adverse consequences arising from the issuance of loans.

6.3.5                     Party C shall provide assistance to the development, deployment, connection and operation of the interface of the loans and the systems of the parties hereto.

6.3.6                     Party C undertakes that the personal information and credit data of the Applicant and the Borrower that Party C may come into through the cooperation hereunder shall be used exclusively for the purposes specified this Agreement, and Party C and Party C’s staff members may not provide any of such information or data to any third party or use such information or data for any purpose other than those specified under this Agreement. Upon the termination of its agreement with the Borrower, Party C shall promptly delete the aforesaid information.

7.                                      Liability for Breach of Agreement and Limitation of Liability

7.1                               Where the Lender fails to offer the loan to the Borrower in accordance with relevant laws and the agreements, Party B shall indemnify Party A against any and all direct and indirect losses that Party A may sustain due to such failure.

7.2                               Where any payment payable by Party B to Party A becomes overdue, Party B shall pay to Party A an overdue fine at the rate of ***% of the overdue payment per day.

7.3                               Where in the absence of proper justification, Party C fails to issue a loan or suspends its issuance of the loan to the Borrower that has passed independent review and assessment by Party C, Party A and Party B shall have the right to request Party C to provide a proper explanation of such failure or suspension, and require Party C to resume issuing the issuance of the loan within five (5) days and indemnify Party A and Party B against any and all direct losses that they may sustain as a result of such failure or suspension.

7.4                               Party A has the right to terminate this Agreement promptly if Party B or any of Party B’s staff members, the Lender or any of the Lender’s staff members, in violation of any applicable law or this Agreement, uses the personal information of the Applicant or Borrower (including but not limited to the user names, ID card numbers, contact information, bank card numbers, etc) or credit data, or sends text messages to the users, pushes information to them so as to guide them too download any app, or induces them to open an account by offering them with bonus, or engages in any promotion and marketing targeting the users. At the same time, Party B shall, acting on its behalf and on behalf of other parties concerned, solve the disputes arising from the aforementioned events, including but not limited to the relevant legal action or administrative sanctions initiated by any third party or relevant administrative organ against Party A or any affiliated company thereof. If Party A or the affiliated company of Party A assumes the legal responsibility to the third party, or the administrative sanction imposed by the competent administrative organ, Party B shall indemnify Party A and Party A’s affiliated company against all direct damages (including but not limited to any direct damages, indirect damages, corresponding attorney’s fees and investigation expenses). Before the dispute is properly solved, Party A or Party A’s affiliated company, as the case may be, shall have the right to suspend the payment or return of all the fees payable for its cooperation with Party B, and may deduct the aforesaid damages and indemnify from the fees payable.

8.                                      Termination of Agreement

8.1                               This Agreement shall be terminated on the day when any of the following events occurs:

8.1.1                     Where the parties hereto unanimously agree to terminate the contract after proper consultation.

8.1.2                     Where a party hereto that does not have any unfulfilled obligation (other than the obligation of confidentiality) hereunder gives one(1) month’s written notice to terminate this Agreement.

8.1.3                     Where all parties hereto decide not to renew this Agreement upon the expiration thereof.

8.1.4                     Where a party hereto violates any of the applicable laws during the cooperation hereunder and is required by the regulatory department to suspend business.

8.2                               Where any of the following events occurs, Party B may terminate this Agreement after issuing a notice in writing to Party A thirty (30) days in advance:

8.2.1                     Where Party A gravely damages Party B and Party C’s reputation;

8.2.2                     Where Party A’s business license is revoked by the competent authority due to any illegality in the service provided by Party A;

8.2.3                     Where Party A fails to timely credit to the recipient account designated by Party B any repayment by the Borrower in accordance with this Agreement;

8.2.4                     Where Party A fails to select target customers through proper screening in accordance with the agreed rules;

8.2.5                     Where the transaction information of the Applicant and the Borrower provided by Party A to Party B is suspected of involving any major forgery;

8.2.6                     Where Party A’s system has any serious functional defect, leads to that the User or Party B sustains any actual loss;

8.3                               Where any of the following events occurs, Party A may terminate this Agreement after giving a written notice to Party B thirty (30) days in advance:

8.3.1                     Where Party B’s system has any serious functional defect, leads to that the User or Party A sustains any actual loss;

8.3.2                     Where the Lender fails to pay to the Borrower the fund under the loan thereto in accordance with applicable laws and the Loan Agreement, or where Party B fails to pay the technical service fee hereunder to the designated recipient account of Party A in accordance with this Agreement.

8.3.3                     Where Party B, in the absence of Party A’s consent, makes any unauthorized modification to the “Jiequhua” agreement signed by the Borrower, including but not limited to the products’ maximum loan amount, actual amount, interest rate, fee rates,time limit and other product changes thereof.

8.3.4                     Where Party B makes any unauthorized major modification to the product business rules, interface documents or system technical logics involving Party A, without notifying Party A.

8.3.5                     Where Party B seriously damages Party A’s reputation.

9.                                      Force Majeure and Error Adjustment

9.1                               In the course of business operation, if there arises any error in accounting treatment, proper adjustment shall be made subject to the actual data in Party A’s system.

9.2                               Communication failures, natural disasters and Party A’s maintenance of the computer system, or coincidences with Party A’s daily, monthly, quarterly/year-end settlement and other unforeseen, insurmountable and unavoidable events shall be deemed as force majeure events. The liabilities for any and all delays, errors, etc. caused by such force majeure events shall be as those stipulated in the user agreements that the parties hereto respectively concludes with the Applicant. No party hereto shall be held liable for the loss that another party hereto may sustain due to such force majeure events.

9.3                               Party B shall timely adjust any and all errors caused by Party B’s operation, so as to avoid losses on the part of Party A and the Borrower. In the case of errors caused by Party B, Party B shall be liable for the losses caused by such errors to the Borrower and Party A.

10.                               Governing Law and Dispute Settlement

10.1                        This Agreement shall be governed by the laws and regulations of the People’s Republic of China.

10.2                        In the event of any dispute between the parties hereto relating to the performance of this Agreement, the parties shall, as far as possible, seek to resolve such dispute through amicable negotiation. If such negotiation fails, it should be governed by Beijing Arbitration Commission.

11.                               Effectiveness of Agreement

This Agreement shall be effective for one(1) year and shall come into force as of the date when it is sealed with the official seal or the contractual seal of all parties hereto. Where the parties fail to propose to terminate this Agreement upon the expiration of the term of effectiveness, this Agreement shall be deemed to be automatically extended by one(1) year, and so on and so forth; where any party hereto intends to terminate this Agreement as agreed in this paragraph, the other parties hereto shall be notified in writing one (1) month before the expiry date.

12.                               Miscellaneous

12.1                        The main body of this Agreement and the Appendix hereto shall be integral parts of this Agreement, and where the main body and the Appendix are inconsistent with each other, the former shall prevail.

12.2                        This Agreement shall be executed in six(6) copies of equal legal force, with two copies for each party.

12.3                        The parties hereto may conclude a supplementary agreement through proper consultation on any matter not covered in this Agreement.

Signature page to the “Jiequhua” Business Cooperation Agreement

Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd. (seal)

/s/Common seal of Tianjin Quna Internet Finance Information Technology Co., Ltd.

Date: March 13, 2017

Party B: Anquying (Shanghai) Investment Consulting Co., Ltd. (seal)

/s/Common seal of Anquying (Shanghai) Investment Consulting Co., Ltd.

Date: March 13, 2017

Party C: Ganzhou Jimu Micro Finance Co., Ltd. (seal)

/s/ Common seal of Ganzhou Jimu Micro Finance Co., Ltd.

Date: March 13, 2017

Supplementary Agreement No.1 to “Jiequhua” Business Cooperation Agreement

Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd.
Party B: Anquying (Shanghai) Investment Consulting Co., Ltd.
Party C: Ganzhou Jimu Micro Finance Co., Ltd.

Upon friendly negotiation, Party A, Party B and Party C have reached a consensus and agreed to make the following supplement to the “Jiequhua” Business Cooperation Agreement and its exhibits (hereinafter collectively referred to as “the Original Agreement”) which took effect upon being signed by three parties hereto on March 13, 2017:

(I) Party A, Party B and Party C have agreed that “Technical service application fee. Party B obtains the relevant data provided by the Applicant through the interface provided by Party A, and Party B shall pay the technical service fee to Party A. The rate of such technical service fee shall be determined by the two parties in a separate agreement” in Article 3.1 of the Original Agreement is changed to “Technical service application fee. Party B shall settle the technical service fee with Party A based on the number of people who successfully borrow with Party B’s help. The standard of settlement is RMB *** per borrower. The borrower is not the inventory customer of Party B’s Naquhua business. The charging mode is effective till April 30, 2017 and be otherwise determined by supplementary agreements signed among the three parties hereto upon expiry.”

(II) Any matters uncovered herein shall be subject to the provisions as stipulated in the Original Agreement. The Supplementary Agreement shall take effect upon being sealed by three parties hereto; the Supplementary Agreement shall be made in triplicate, and three parties hereto respectively hold one counterpart which bears the same legal force and effect.

(There is no main body below)
Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd. (Seal)
/s/Tianjin Quna Internet Finance Information Technology Co., Ltd.
Date of Signing: March 30, 2017

Party B: Anquying (Shanghai) Investment Consulting Co., Ltd. (Seal)
/s/Anquying (Shanghai) Investment Consulting Co., Ltd.
Date of Signing: March 30, 2017

Party C: Ganzhou Jimu Micro Finance Co., Ltd. (Seal)
/s/Ganzhou Jimu Micro Finance Co., Ltd.
Date of Signing: March 30, 2017

Supplementary Agreement No.2 to “Jiequhua” Business Cooperation Agreement

Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd.
Party B: Anquying (Shanghai) Investment Consulting Co., Ltd.
Party C: Ganzhou Jimu Micro Finance Co., Ltd.

Upon friendly negotiation, Party A, Party B and Party C have reached a consensus and agreed to make the following supplement to the “Jiequhua” Business Cooperation Agreement and its exhibits (hereinafter collectively referred to as “the Original Agreement”) which took effect upon being signed by three parties hereto on March 13, 2017:

(I) The three parties hereto have agreed that “Technical service application fee. Party B obtains the relevant data provided by the Applicant through the interface provided by Party A, and Party B shall pay the technical service fee to Party A. The rate of such technical service fee shall be determined by the two parties in a separate agreement in Article 3.1 of the Original Agreement”. And “Technical service application fee. Party B shall settle the technical service fee with Party A based on the number of people who successively borrow with Party B’s help. The standard of settlement is RMB *** per borrower. The borrower is not the inventory customer of Party B’s Naquhua business. The charging mode is effective till April 30, 2017 and will be otherwise determined as per supplementary agreements signed among the three parties upon expiry” in the Supplementary Agreement 1.

It is changed to:  Technical service application fee

1.   Party B shall obtain relevant data from the applicant via Party A’s interface and pay Party A the technical service fee by the standard of RMB *** per time of inquiry (the Applicant is not an inventory customer of Party B’s Naquhua business; “inventory customer” refers to customers for which Party B has paid the technical service fee for application to Party A’s affiliates upon the application for Naquhua service).

2.   The charging standard is effective since zero hour May 1, 2017 till the main agreement expires.

(II) The Supplementary Agreement shall be an integral part of the Original Agreement, and any matters uncovered herein shall be subject to the provisions as stipulated in the Original Agreement. The Supplementary Agreement shall take effect upon being sealed by three parties hereto; the Supplementary Agreement shall be made in triplicate, and three parties hereto respectively hold one counterpart which bears the same legal force and effect.

(There is no main body below)

Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd. (Seal)
/s/Tianjin Quna Internet Finance Information Technology Co., Ltd.
Date of Signing: April 30, 2017

Party B: Anquying (Shanghai) Investment Consulting Co., Ltd. (Seal)
/s/Anquying (Shanghai) Investment Consulting Co., Ltd.
Date of Signing: April 30, 2017

Party C: Ganzhou Micro Finance Loan Co., Ltd. (Seal)
/s/ Ganzhou Micro Finance Co., Ltd.
Date of Signing: April 30, 2017

Supplementary Agreement No.3 to the “Jiequhua” Business Cooperation Agreement

Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd.

Party B: Anquying (Shanghai) Investment Consulting Co., Ltd.

Party C: Ganzhou Jimu Micro Finance Co., Ltd.

To promote deep business cooperation between both parties hereto, upon friendly negotiation, Party A, Party B and Party C have reached a consensus and agreed to make the following supplement to the “Jiequhua” Business Cooperation Agreement and relevant supplementary agreements (hereinafter collectively referred to as “the Original Agreement”) which took effect upon being signed by three parties hereto on March 13, 2017:

The three parties hereto agree to add Bohai International Trust Co., Ltd. as the lender as agreed in the Original Agreement to provide the applicants with loan service. Party A and Party B shall collaborate with each other in the loan businesses conducted by the three parties hereto with Bohai International Trust Co., Ltd., including,

(I) Party A shall provide users’ request for loan and relevant detailed information. Party B shall, based on the information provided by Party A, conduct risk assessment, loan limit calculation and repayment management on borrowers with its independent risk-control technology, and provide the borrowers with the follow-up risk control service. Both Party A and Party B shall, based on Party B’s assessment results and business operation, make full communication with each other about risk management decisions related to target customer group, risk preference, risk pricing, risk early-warning line, etc.

In accordance with the change of internal and external conditions and the borrowers’ data presentation, Party A may give the preliminary review opinions to Party B on risk-control measures such as update of iteration loan whole process strategy, and Party B shall make risk-control decisions. Party A and Party B have agreed that the final risk management measures and the borrowers’ assessment scheme shall be subject to Party B’s conclusion.

Meanwhile, based on the principles of friendly negotiation and resource sharing, Party A and Party B shall carry out cooperation on post-loan work, and may sign written cooperation agreements on the specific cooperation way and content.

(II) As for the loan businesses conducted by the three parties hereto with Bohai International Trust Co., Ltd., Party B shall pay the following technical service fees to Party A.

3.1       Technical Service Fee for Repayment. Borrowers shall repay the loan to Party B via the interface provided by Party A. Party B shall pay the technical service fee for repayment to Party A. The charging standard is shown as follows:

Type of the borrower’s bank card	Rate
Debit card

*** % × Total amount of repayment

(Total amount of repayment means all funds paid by the borrower, including but not limited to the repaid principals + repaid interests + repaid default interests + service charges for prepayment)

3.2       Technical Service Fee for Borrowing

Party B shall pay the technical service fee for borrowing to Party A by taking daily loan balance as the base figure for calculations. Party B shall pay the technical service fee for borrowing to Party A based on the standard of daily loan balance *****. The loan balance of the first day online is the amount of loan granted on current date; the follow-up daily loan balance= loan balance of the day before + amount of loan granted on current date - amount of principal repaid on current date- amount of new non-performing assets, of which, the non-performing asset means the loan which has been overdue for more than [90] days or the asset which has been identified by both Party A and Party B to be difficult to realize.

The period and way of settling the aforesaid technical service fees shall remain to follow the Original Agreement.

(III) Bohai International Trust Co., Ltd. and Party A shall sign other agreements on the matter of collecting and paying the borrowers’ repayment fund.

(IV) The Supplementary Agreement shall be an integral part of the Original Agreement, and any matters uncovered herein shall be subject to the provisions as stipulated in the Original Agreement. The Supplementary Agreement shall take effect upon being sealed by three parties hereto; the Supplementary Agreement shall be made in triplicate, and three parties hereto respectively hold one counterpart which bears the same legal force and effect.

(There is no main body below)

Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd. (Seal)
/s/Tianjin Quna Internet Finance Information Technology Co., Ltd.
Date of Signing: July 28, 2017

Party B: Anquying (Shanghai) Investment Consulting Co., Ltd. (Seal)
/s/Anquying (Shanghai) Investment Consulting Co., Ltd.
Date of Signing: MM/DD, 2017

Party C: Ganzhou Jimu Micro Finance Co., Ltd. (Seal)
/s/Ganzhou Jimu Micro Finance Co., Ltd.
Date of Signing: MM/DD, 2017

Supplementary Agreement No.4 to “Jiequhua” Business Cooperation Agreement

Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd.
Party B: Anquying (Shanghai) Investment Consulting Co., Ltd.
Party C: Ganzhou Jimu Micro Finance Co., Ltd.

Upon friendly negotiation, Party A, Party B and Party C have reached a consensus and agreed to make the following supplement to the “Jiequhua” Business Cooperation Agreement and its exhibits (hereinafter collectively referred to as “the Original Agreement”) which took effect upon being signed by three parties hereto on March 13, 2017:

(I) The three parties hereto agree that “The Borrower must made repayments under the “Jiequhua” plan via Party A’s platform. After a repayment is made successfully, Party A will notify Party B of information on the repayment via the interface of the platform. Party A shall ensure that the repayment information is submitted to Party B on a real-time basis, and the full amount of the repayment made by the Borrower shall be cashed to the bank account designated by Party B within one working day after the Borrower makes the repayment.” in Article 4.2 of the Original Agreement is changed to:

“The Borrower may only make “Jiequhua” repayment on Party A’s platform and Party A shall notify Party B the repayment information via the platform interface after the repayment is made successfully. Party A shall guarantee to submit the real-time repayment information to Party B and withdraw and transfer full amount repaid by the Borrower to the designated bank account of Party B in two separate nodes after the repayment is made to the account. The two nodes are respectively Day T and Day T+1. Wherein, the specific settlement method on Day T is subject to the contents agreed between the both parties on mail; the specific settlement method on Day T+1 is still subject to the original agreement. Besides, Party A has to present the reconciliation documents of Day T to Party B on Day T+1.”

(II) The Supplementary Agreement shall be an integral part of the Original Agreement, and any matters uncovered herein shall be subject to the provisions as stipulated in the Original Agreement. The Supplementary Agreement shall take effect upon being sealed by three parties hereto; the Supplementary Agreement shall be made in triplicate, and three parties hereto respectively hold one counterpart which bears the same legal force and effect.

(There is no main body below)
Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd. (Seal)
/s/Tianjin Quna Internet Finance Information Technology Co., Ltd.
Date of Signing: August 14, 2017

Party B: Anquying (Shanghai) Investment Consulting Co., Ltd. (Seal)
/s/Anquying (Shanghai) Investment Consulting Co., Ltd.
Date of Signing: August 14, 2017

Party C: Ganzhou Jimu Micro Finance Co., Ltd. (Seal)
/s/Ganzhou Jimu Micro Finance Co., Ltd.
Date of Signing: August 14, 2017

Supplementary Agreement No.5 to “Jiequhua” Business Cooperation Agreement

Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd.
Party B: Anquying (Shanghai) Investment Consulting Co., Ltd.
Party C: Ganzhou Jimu Micro Finance Co., Ltd.

To promote deep business cooperation between both parties hereto, upon friendly negotiation, Party A, Party B and Party C have reached a consensus and agreed to make the following supplement to the “Jiequhua” Business Cooperation Agreement and relevant supplementary agreements (hereinafter collectively referred to as “the Original Agreement”) which took effect upon being signed by three parties hereto on March 13, 2017:

(I) The three parties hereto agree to add Yunnan International Trust Co., Ltd. as the lender as agreed in the Original Agreement to provide the applicants with loan service. Unless otherwise specified hereunder, the three parties hereto agree that Yunnan International Trust Co., Ltd. is entitled to the rights and obligations of Party C under the Original Agreement.

(II) Party B shall still pay Party A technical service fee according to the Original Agreement.

(III) Yunnan International Trust Co., Ltd. and Party A shall separately determine the matters on the repayment of borrower in writing.

(IV) The Supplementary Agreement shall be an integral part of the Original Agreement, and any matters uncovered herein shall be subject to the provisions as stipulated in the Original Agreement. The Supplementary Agreement shall take effect upon being sealed by three parties hereto; the Supplementary Agreement shall be made in triplicate, and three parties hereto respectively hold one counterpart which bears the same legal force and effect.

(There is no main body below)
Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd. (Seal)
/s/Tianjin Quna Internet Finance Information Technology Co., Ltd.
Date of Signing: August 30, 2017

Party B: Anquying (Shanghai) Investment Consulting Co., Ltd. (Seal)
/s/Anquying (Shanghai) Investment Consulting Co., Ltd.
Date of Signing: August 30, 2017

Party C: Ganzhou Jimu Micro Finance Co., Ltd. (Seal)
/s/Ganzhou Jimu Micro Finance Co., Ltd.
Date of Signing: August 30, 2017

Supplementary Agreement No.6 to “Jiequhua” Business Cooperation Agreement

Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd.
Party B: Anquying (Shanghai) Investment Consulting Co., Ltd.
Party C: Ganzhou Jimu Micro Finance Co., Ltd.

Upon friendly negotiation, Party A, Party B and Party C have reached a consensus and agreed to make the following supplement to the “Jiequhua” Business Cooperation Agreement and relevant supplementary agreements (hereinafter collectively referred to as “the Original Agreement”) which took effect upon being signed by three parties hereto on March 13, 2017:

(I) For the “Technical service application fee”, Party B shall obtain relevant data from the Applicant via Party A’s interface and pay Party A the technical service fee by the standard of RMB *** per time of inquiry (the Applicant is not an inventory customer of Party B’s Naquhua business; “inventory customer” refers to the customer for which Party B has paid the technical service application fee to Party A’s affiliates upon the application for Naquhua service).

It is changed since August 18, 2017 as follows:

Technical Service Application Fee:

Party B shall obtain relevant data from the applicant via Party A’s interface and pay Party A the technical service fee by the standard of RMB *** per time of inquiry. If the Applicant is under either of the following situations, Party B does not have to pay Party A any fee on regaining the data of the Applicant:

1. Party B has paid the technical service fee to Party A’s affiliates in a standard of RMB *** per person when the Applicant applies for Naquhua service before zero hour August 18, 2017;

2. Party B has paid the technical service fee to Party A in a standard of RMB *** per person when the Applicant applies for Naquhua service before zero hour May 1, 2017

(II) The Supplementary Agreement shall be an integral part of the Original Agreement, and any matters uncovered herein shall be subject to the provisions as stipulated in the Original Agreement. The Supplementary Agreement shall take effect upon being sealed by three parties hereto; the Supplementary Agreement shall be made in triplicate, and three parties hereto respectively hold one counterpart which bears the same legal force and effect.

(There is no main body below)

Party A: Tianjin Quna Internet Finance Information Technology Co., Ltd. (Seal)
/s/Tianjin Quna Internet Finance Information Technology Co., Ltd.
Date of Signing: August 17, 2017

Party B: Anquying (Shanghai) Investment Consulting Co., Ltd. (Seal)
/s/Anquying (Shanghai) Investment Consulting Co., Ltd.
Date of Signing: MM/DD, 2017

Party C: Ganzhou Jimu Micro Finance Co., Ltd. (Seal)
/s/Ganzhou Jimu Micro Finance Co., Ltd.